Exhibit 99.1

Tidewater Reports First Quarter Results For Fiscal 2012

NEW ORLEANS, LA. August 4, 2011 -- Tidewater Inc. (NYSE:TDW) announced today first quarter net earnings for the period ended June 30, 2011, of $24.6 million, or $0.48 per share, on revenues of $254.6 million. For the same quarter last year, net earnings were $39.8 million, or $0.77 per share, on revenues of $262.5 million. The immediately preceding quarter ended March 31, 2011, had net earnings of $12.0 million, or $0.23 per common share, on revenues of $254.0 million.

Included in net earnings for the March 31, 2011 quarter were:

•	a $6.3 million ($6.3 million after-tax, or $0.12 per common share) charge to general and administrative expenses related to a previously disclosed settlement with the Federal Government of Nigeria.
•

a $3.9 million ($3.0 million after-tax, or $0.06 per common share) impairment charge included in “Gain on asset disposition, net” related to a write-down to estimated fair market value of eleven vessels and related parts inventory that are expected to be sold to a scrap dealer.

•

an effective income tax rate for the quarter of 52.6%, in part reflecting the impact of the two previously discussed charges which have virtually no related tax benefits. The quarterly effective tax rate also reflects an increase in the Company’s estimated annual effective tax rate exclusive of discrete items (including the two discussed above) from approximately 23% to the final fiscal 2011 effective tax rate excluding discrete items of approximately 26%. The impact of this increased tax rate on fourth fiscal quarter diluted earnings per share totaled $0.10, with $0.02 per common share pertaining to fourth quarter earnings and $0.08 per common share related to the cumulative effect on income tax expense related to the three prior quarters’ earnings.

As previously announced, Tidewater will hold a conference call to discuss June quarterly earnings on Thursday, August 4, 2011, at 9:00 a.m. Central time. Investors and interested parties may listen to the teleconference via telephone by calling 1-888-388-7493 if calling from the U.S. or Canada (1-706-679-8348 if calling from outside the U.S.) and ask for the “Tidewater” call just prior to the scheduled start. A replay of the conference call will be available beginning at 12:00 p.m. Central time on August 4, 2011, and will continue until 11:59 p.m. Central time on August 6, 2011. To hear the replay, call 1-855-859-2056 or (1-404-537-3406 if calling from outside the U.S.). The conference call ID number is 83160260.

A simultaneous webcast of the conference call will be accessible online at the Tidewater Inc. website, (www.tdw.com). The online replay will be available until September 4, 2011. Upon completion of the conference call, the company will also file a Form 8-K with the SEC, which will include a transcript of the conference call.

Tidewater Inc. owns 373 vessels, the world’s largest fleet of vessels serving the global offshore energy industry.

Note: all per-share amounts are stated on a diluted basis.

CONTACT: Tidewater Inc., New Orleans

Joe Bennett, Executive Vice President and Chief Investor Relations Officer

504-566-4506

Financial information is displayed on the next page.

TIDEWATER INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

(In thousands, except share and per share data)

	Three Months Ended June 30,

	2011	2010

Revenues:
Vessel revenues	$253,315	261,996
Other operating revenues	1,292	529

	254,607	262,525

Costs and expenses:
Vessel operating costs	152,302	154,583
Costs of other operating revenues	1,231	495
Depreciation and amortization	33,749	34,963
General and administrative	37,581	32,775
Gain on asset dispositions, net	(1,717)	(5,558)

	223,146	217,258

Operating income	31,461	45,267
Other income (expenses):
Foreign exchange gain	814	1,610
Equity in net earnings of unconsolidated companies	2,489	2,690
Interest income and other, net	1,190	378
Interest and other debt costs	(4,061)	(1,073)

	432	3,605

Earnings before income taxes	31,893	48,872
Income taxes	7,335	9,041

Net earnings	$24,558	39,831

Basic earnings per common share	$0.48	0.78

Diluted earnings per common share	$0.48	0.77

Weighted average common shares outstanding	51,278,261	51,328,284
Dilutive effect of stock options and restricted stock	315,527	233,924

Adjusted weighted average common shares	51,593,788	51,562,208

Cash dividends declared per common share	$0.25	0.25

TIDEWATER INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except share and par value data)

ASSETS	June 30, 2011	March 31, 2011

Current assets:
Cash and cash equivalents	$196,423	245,720
Trade and other receivables, net	293,657	272,467
Marine operating supplies	55,181	50,748
Other current assets	18,332	10,212

Total current assets	563,593	579,147

Investments in, at equity, and advances to unconsolidated companies	40,783	39,044
Properties and equipment:
Vessels and related equipment	3,942,046	3,910,430
Other properties and equipment	91,868	85,589

	4,033,914	3,996,019
Less accumulated depreciation and amortization	1,301,015	1,294,239

Net properties and equipment	2,732,899	2,701,780

Goodwill	328,754	328,754
Other assets	110,901	99,391

Total assets	$3,776,930	3,748,116

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	47,885	45,177
Accrued expenses	121,727	120,869
Accrued property and liability losses	3,909	3,846
Other current liabilities	19,709	13,697

Total current liabilities	193,230	183,589

Long-term debt	700,000	700,000
Deferred income taxes	218,571	216,735
Accrued property and liability losses	7,149	5,327
Other liabilities and deferred credits	129,837	128,521

Commitments and Contingencies

Stockholders’ equity:
Common stock of $0.10 par value, 125,000,000 shares authorized, issued 51,879,153 shares at June 30, 2011 and 51,876,038 shares at March 31, 2011	5,188	5,188
Additional paid-in capital	92,719	90,204
Retained earnings	2,448,325	2,436,736
Accumulated other comprehensive loss	(18,089)	(18,184)

Total stockholders’ equity	2,528,143	2,513,944

Total liabilities and stockholders’ equity	$3,776,930	3,748,116

 TIDEWATER INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Three Months Ended June 30,
	2011		2010

Operating activities:
Net earnings		$24,558	39,831
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization		33,749	34,963
Provision (benefit) for deferred income taxes		(7,908)	(10,724)
Gain on asset dispositions, net		(1,717)	(5,558)
Equity in earnings of unconsolidated companies, less dividends		(1,739)	(1,982)
Compensation expense - stock-based		2,905	2,389
Excess tax benefit on stock options exercised		(17)	(138)
Changes in assets and liabilities, net:
Trade and other receivables		(21,190)	(9,250)
Marine operating supplies		(4,433)	(1,627)
Other current assets		(8,120)	(10,487)
Accounts payable		2,708	(7,284)
Accrued expenses		(292)	6,920
Accrued property and liability losses		63	(886)
Other current liabilities		5,575	14,982
Other liabilities and deferred credits		1,620	946
Other, net		756	659

Net cash provided by operating activities		26,518	52,754

Cash flows from investing activities:
Proceeds from sales of assets		6,677	11,929
Proceeds from insurance settlements on Venezuela seized vessels		---	8,150
Additions to properties and equipment		(69,652)	(141,148)

Net cash used in investing activities		(62,975)	(121,069)

Cash flows from financing activities:
Debt issuance costs		(6)	---
Proceeds from exercise of stock options		88	905
Cash dividends		(12,939)	(12,933)
Excess tax benefit on stock options exercised		17	138
Stock repurchases		---	(19,988)

Net cash used in financing activities		(12,840)	(31,878)

Net change in cash and cash equivalents		(49,297)	(100,193)
Cash and cash equivalents at beginning of period		245,720	223,070

Cash and cash equivalents at end of period		$196,423	122,877

Supplemental disclosure of cash flow information:
Cash paid during the period for:
Interest		$12,223	786
Income taxes		$12,011	11,477
Non-cash investing activities:
Additions to properties and equipment	$	---	10,974

The company’s vessel revenues and vessel operating expenses and the related percentage of total vessel revenues for the quarters ended June 30, 2011 and 2010 and for the quarter ended March 31, 2011 were as follows:

	Quarter Ended June 30,				Quarter Ended March 31,
(In thousands)	2011	%	2010	%	2011	%

Vessel revenues:
International	$235,107	93%	237,145	91%	234,608	93%
United States	18,208	7%	24,851	9%	18,106	7%

Vessel revenues	253,315	100%	261,996	100%	252,714	100%

Vessel operating costs:
Crew costs	$81,124	32%	80,692	31%	83,081	33%
Repair and maintenance	22,060	9%	27,093	10%	25,505	10%
Insurance and loss reserves	5,297	2%	4,410	2%	4,607	2%
Fuel, lube and supplies	16,367	6%	14,921	6%	14,027	6%
Vessel operating leases	4,492	2%	4,490	2%	4,492	2%
Other	22,962	9%	22,977	9%	21,806	9%

Total vessel operating costs	152,302	60%	154,583	59%	153,518	60%

Vessel operating margin (A)	$101,013	40%	107,413	41%	99,196	39%

Note (A): The following table reconciles vessel operating margin as presented above to operating income for the quarters ended June 30, 2011 and 2010 and March 31, 2011:

	Quarter Ended June 30,		Quarter Ended March 31,

(In thousands)	2011	2010	2011

Vessel operating margin	$101,013	107,413	99,196
Other marine revenues	1,292	529	1,274
Costs of other operating revenues	(1,231)	(495)	(1,257)
Depreciation and amortization	(33,749)	(34,963)	(34,723)
General and administrative	(37,581)	(32,775)	(41,522)
Gain on asset dispositions, net	1,717	5,558	1,607

Operating income	$31,461	45,267	24,575

The company’s vessel operating profit and other components of earnings before income taxes and its related percentage of total revenue for the quarters ended June 30, 2011 and 2010 and March 31, 2011 were as follows:

	Quarter Ended June 30,				Quarter Ended March 31,
(In thousands)	2011	%	2010	%	2011	%

Vessel operating profit:
International	$36,768	14%	43,105	16%	38,984	15%
United States	2,608	1%	5,484	2%	(364)	(<1%)

	39,376	15%	48,589	19%	38,620	15%
Corporate expenses	(9,521)	(4%)	(8,763)	(3%)	(15,546)	(6%)
Gain on asset dispositions, net	1,717	1%	5,558	2%	1,607	1%
Other operating expenses	(111)	(<1%)	(117)	(<1%)	(106)	(<1%)

Operating income	$31,461	12%	45,267	17%	24,575	10%

Foreign exchange gain	814	<1%	1,610	1%	131	<1%
Equity in net earnings of unconsolidated companies	2,489	1%	2,690	1%	3,419	1%
Interest income and other, net	1,190	<1%	378	<1%	1,584	1%
Interest and other debt costs	(4,061)	(2%)	(1,073)	(<1%)	(4,364)	(2%)

Earnings before income taxes	$31,893	13%	48,872	19%	25,345	10%

The company’s revenues, vessel utilization percentages and average day rates by vessel class and in total for the quarters ended June 30, 2011 and 2010 and March 31, 2011 were as follows:

	$000,000,0	$000,000,0	$000,000,0
	Quarter Ended June 30,		Quarter Ended March 31,
	2011	2010	2011

REVENUE BY VESSEL CLASS (in thousands):
International-based fleet:
Deepwater vessels	$91,031	89,595	86,524
Towing-supply/supply	113,259	119,097	118,806
Crew/utility	22,266	19,110	20,979
Offshore tugs	8,551	9,343	8,299
Total	$235,107	237,145	234,608
United States-based fleet:
Deepwater vessels	$10,560	17,048	9,385
Towing-supply/supply	7,648	7,371	8,721
Crew/utility	---	432	---
Total	$18,208	24,851	18,106
Worldwide fleet:
Deepwater vessels	$101,591	106,643	95,909
Towing-supply/supply	120,907	126,468	127,527
Crew/utility	22,266	19,542	20,979
Offshore tugs	8,551	9,343	8,299
Total	$253,315	261,996	252,714

UTILIZATION:
International-based fleet:
Deepwater vessels	74.6%	83.6	75.2
Towing-supply/supply	50.6	53.9	54.5
Crew/utility	89.5	72.4	85.8
Offshore tugs	55.4	59.4	53.7
Total	61.7%	62.2	63.2
United States-based fleet:
Deepwater vessels	89.0%	91.0	82.9
Towing-supply/supply	51.7	44.1	54.2
Crew/utility	---	20.4	---
Total	59.8%	51.1	57.9
Worldwide fleet:
Deepwater vessels	75.7%	84.6	75.8
Towing-supply/supply	50.7	52.9	54.5
Crew/utility	89.5	68.5	84.3
Offshore tugs	55.4	59.4	53.7
Total	61.5%	61.1	62.8

AVERAGE VESSEL DAY RATES:
International-based fleet:
Deepwater vessels	$21,677	22,690	21,294
Towing-supply/supply	12,485	12,108	12,090
Crew/utility	4,968	4,793	4,850
Offshore tugs	6,748	6,402	6,601
Total	$12,361	12,331	12,048
United States-based fleet:
Deepwater vessels	$26,088	25,747	25,163
Towing-supply/supply	9,032	7,702	9,936
Crew/utility	---	4,749	---
Total	$14,548	14,531	14,477
Worldwide fleet:
Deepwater vessels	$22,065	23,129	21,619
Towing-supply/supply	12,190	11,718	11,913
Crew/utility	4,968	4,792	4,850
Offshore tugs	6,748	6,402	6,601
Total	$12,496	12,511	12,194

The average day rates and utilization percentages for the company’s new vessels (defined as vessels acquired or constructed since calendar year 2000 as part of its new build and acquisition program) and its older, more traditional vessels for the quarters ended June 30, 2011 and 2010 and March 31, 2011 were as follows:

	Quarter Ended June 30,		Quarter Ended March 31,
	2011	2010	2011

AVERAGE VESSEL DAY RATES:
International-based fleet:
New vessels	$13,871	14,587	13,608
Traditional vessels	7,358	7,787	7,561
Total International-based fleet	$12,361	12,331	12,048
United States-based fleet:
New vessels	$22,919	21,248	23,603
Traditional vessels	11,115	9,597	10,788
Total U.S.-based fleet	$14,548	14,531	14,477
Worldwide fleet:
New vessels	$14,091	14,943	13,851
Traditional vessels	7,987	8,029	8,047
Total Worldwide Fleet	$12,496	12,511	12,194

UTILIZATION:
International-based fleet:
New vessels	84.1%	86.5	85.8
Traditional vessels	32.7	39.7	36.0
Total International-based fleet	61.7%	62.2	63.2
United States-based fleet:
New vessels	100.0%	68.9	80.2
Traditional vessels	51.3	43.0	52.1
Total U.S.-based fleet	59.8%	51.1	57.9
Worldwide fleet:
New vessels	84.4%	85.3	85.6
Traditional vessels	34.8	40.1	37.7
Total Worldwide Fleet	61.5%	61.1	62.8

The company’s average number of vessels by class and geographic distribution for the quarters ended June 30, 2011 and 2010 and for the quarter ended March 31, 2011 were as follows:

	Quarter Ended June 30,		Quarter Ended March 31,
	2011	2010	2011

International-based fleet:
Deepwater vessels	62	52	60
Towing-supply/supply	197	200	200
Crew/utility	55	61	56
Offshore tugs	25	27	26

Total	339	340	342

United States-based fleet:
Deepwater vessels	5	8	5
Towing-supply/supply	18	24	18
Crew/utility	---	5	1

Total	23	37	24

Owned or chartered vessels included in marine revenues (B)	362	377	366
Vessels withdrawn from service	4	6	5
Joint-venture and other	10	10	10

Total	376	393	381

Note (B): Included in total owned or chartered vessels for the quarters ended June 30, 2011 and 2010 and March 31, 2011, were 98, 89 and 90 vessels, respectively, that were stacked by the company. These vessels were considered to be in service and were included in the calculation of the company’s utilization statistics.

The company’s vessel commitments by vessel class and type as of June 30, 2011 were as follows:

	International Built				U.S. Built
Vessel class and type	Number of Vessels	Total Cost	Invested Through 6/30/11	Remaining Balance 06/30/11	Number of Vessels	Total Cost	Invested Through 6/30/11	Remaining Balance 06/30/11

In thousands, except number of vessels:
Deepwater vessels:
Anchor handling towing supply	---	---	---	---	---	---	---	---
Platform supply vessels	17	$470,073	189,150	280,923	3	136,513	50,585	85,928
Towing-supply/supply vessels:
Anchor handling towing supply	17	266,701	116,369	150,332	---	---	---	---
Platform supply vessels	2	49,928	---	49,928	---	---	---	---
Crewboats	1	9,750	7,800	1,950	---	---	---	---

Totals	37	$796,452	313,319	483,133	3	136,513	50,585	85,928

The table below summarizes by vessel class and vessel type the number of vessels expected to be delivered by quarter along with expected quarterly cash outlay (in thousands) of the various vessel commitments as discussed above:

	September00	September00	September00	September00	September00	September00
	Quarter Period Ended

Vessel class and type	09/11	12/11	03/12	06/12	09/12	Thereafter

Deepwater vessels:
Anchor handling towing supply	---	---	---	---	---	---
Platform supply vessels	3	3	2	4	1	7
Towing-supply/supply vessels:
Anchor handling towing supply	6	9	2	---	---	---
Platform supply vessels	---	---	---	---	---	2
Crewboats	---	---	---	1	---	---

Totals	9	12	4	5	1	9

(In thousands) Expected quarterly cash outlay	$150,519	176,190	70,730	71,848	25,383	74,391(C)

(C) The $74,391 of ‘Thereafter’ vessel construction obligations is expected to be paid out as follows: $49,973 in the remaining quarters of fiscal 2013 and $24,418 during fiscal 2014.